                                                                    EXHIBIT 99.2

                        TURNER BROADCASTING SYSTEM, INC.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

INTRODUCTION

     On December 22, 1993, Turner Broadcasting System, Inc. ("TBS") acquired the equity interest in Castle Rock Entertainment ("Castle Rock"), a motion picture and television production company. On December 29, 1993, TBS acquired the remaining 50% in HB Holding Co. TBS held a 50% interest in HB Holding Co. since 1991. On January 28, 1994, TBS and New Line Cinema Corporation ("New Line") completed a merger of New Line with a wholly-owned subsidiary of TBS (the "Merger"). As a result of the Merger, each share of New Line Common Stock has been converted into the right to receive 0.96386 of a share of TBS Class B Common Stock. The valuations used by New Line and TBS for the purposes of arriving at the exchange ratio were $20 per share of New Line Common Stock and $20.75 per share of TBS's Class B Common Stock. The maximum number of Class B common shares issuable pursuant to the Merger is approximately 21,312,000.

     The accompanying Unaudited Pro Forma Condensed Combined Financial Information gives effect to (i) the acquisition by TBS of Castle Rock together with the acquisition of the remaining 50% interest in HB Holding Co. (together, the "Acquisitions") and (ii) the Acquisitions together with the Merger with New Line Cinema. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1993 and 1992 present the pro forma combined results of the continuing operations of TBS, Castle Rock, HB Holding Co. and New Line for those periods assuming that (i) the Acquisitions and (ii) the Acquisitions together with the Merger had occurred at the beginning of the periods presented. The Unaudited Pro Forma Condensed Combined Balance Sheet at December 31, 1993 presents the pro forma condensed combined financial position of TBS, which includes the Acquisitions, and New Line assuming that the Merger had occurred at that date.

     The Unaudited Pro Forma Condensed Combined Financial Information is provided for informational purposes only and does not purport to be indicative of the future results or financial position of TBS or what the results of operations or financial position would have been had (i) the Acquisitions or
(ii) the Acquisitions together with the Merger been effected on the dates indicated. This information should be read in conjunction with the historical financial statements, including the related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in TBS's Annual Report on Form 10-K for the year ended December 31, 1993. This information should also be read in conjunction with the historical financial statements and related notes thereto of New Line included herein.

     The accompanying Unaudited Pro Form Condensed Combined Financial Information is based on TBS's preliminary review of New Line. TBS has not received any appraisals or valuations from independent third parties of the assets or properties of New Line. However, the pro forma information presented below may be adjusted once complete information on the fair value of all of New Line's assets and liabilities is developed and once a more thorough review of New Line's operating and accounting policies and procedures has been completed.

                        TURNER BROADCASTING SYSTEM, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1993
                             (AMOUNTS IN THOUSANDS)

                                                                              NEW LINE                    PRO
                                                                   NEW       ACQUISITION                 FORMA
                                                      TBS          LINE       PRO FORMA      NOTE       FOR THE
                                                   HISTORICAL   HISTORICAL   ADJUSTMENTS   REFERENCE     MERGER
                                                   ----------   ----------   -----------   ---------   ----------
ASSETS
Cash and cash equivalents........................  $  162,858    $  4,400     $  39,000       1(a)     $  206,258
Accounts receivable, net of allowance
  Unaffiliated...................................     378,228      72,455        (6,920)      1(b)        443,763
  Affiliated.....................................      94,011                                              94,011
Film Costs.......................................     314,637     221,450         2,500       1(a)        435,234
                                                                               (103,353)      1(b)
Installment contracts receivable, net of
  allowance......................................      56,563                                              56,563
Prepaid expense and other current assets.........      68,196                     5,691       1(b)         73,887
                                                   ----------   ----------   -----------               ----------
         Total current assets....................   1,074,493     298,305       (63,082)                1,309,716
Film Costs, less current portion.................   1,633,731                    47,500       1(a)      1,784,584
                                                                                103,353
Goodwill and other intangible assets.............     111,202                   261,521       1(a)        372,723
Property and equipment, less accumulated
  depreciation...................................     225,228      10,334                                 235,562
Installment contracts receivable, net of
  discount.......................................      15,077                                              15,077
Other assets.....................................     185,131      33,904        25,000       1(a)        245,264
                                                                                  1,229       1(b)
                                                   ----------   ----------   -----------               ----------
           Total Assets..........................  $3,244,862    $342,543     $ 375,521                $3,962,926
                                                   ----------   ----------   -----------               ----------
                                                   ----------   ----------   -----------               ----------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable and accrued expenses............  $  168,975    $ 23,062                              $  192,037
Film contracts payable...........................      28,096                                              28,096
Interest payable.................................      32,128                                              32,128
Participants' share and royalties payable........      33,922      24,271       (11,391)      1(b)         46,802
Current portion of long-term debt................       2,051     126,800      (126,800)      1(c)          2,051
Deferred income..................................     106,496       8,400        (1,011)      1(b)        113,885
Other current liabilities........................      42,240                    14,000       1(a)         56,240
                                                   ----------   ----------   -----------               ----------
         Total current liabilities...............     413,908     182,533      (125,202)                  471,239
Long-term debt, less current portion.............   2,294,557      29,125       (29,125)      1(c)      2,421,357
                                                                                126,800       1(a)
Deferred income taxes............................     395,668       5,954        73,353       1(a)        474,975
Other long-term liabilities......................     141,832                    12,402       1(b)        154,234
                                                   ----------   ----------   -----------               ----------
         Total liabilities.......................   3,245,965     217,612        58,228                 3,521,805

Class C Convertible Preferred Stock..............     260,438                                             260,438
TBS Class A Common Stock.........................       4,271                                               4,271
TBS Class B Common Stock.........................       7,555                                               7,555
New Line Common Stock............................                     168                                     168
HB Common Stock..................................
Capital in excess of par value...................     731,042      79,895       362,161       1(d)      1,173,098
Retained earnings (accumulated deficit)..........  (1,004,409)     45,077       (45,077)      1(d)     (1,004,409)
Treasury shares..................................                    (209)          209       1(d)
                                                   ----------   ----------   -----------               ----------
         Total stockholders' equity (deficit)....      (1,103)    124,931       317,293                   441,121
                                                   ----------   ----------   -----------               ----------
           Total liabilities and stockholders'
             equity (deficit)....................  $3,244,862    $342,543     $ 375,521                $3,962,926
                                                   ----------   ----------   -----------               ----------
                                                   ----------   ----------   -----------               ----------

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

                        TURNER BROADCASTING SYSTEM, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                         HB HOLDING
                                                                 CASTLE ROCK                                 CO.
                                                                 ACQUISITION                HB HOLDING   ACQUISITION
                                         TBS       CASTLE ROCK    PRO FORMA       NOTE         CO.        PRO FORMA      NOTE
                                      HISTORICAL   HISTORICAL    ADJUSTMENTS    REFERENCE   HISTORICAL   ADJUSTMENTS   REFERENCE
                                      ----------   -----------   ------------   ---------   ----------   -----------   ---------
Revenue.............................  $1,921,606    $ 162,729                                $ 66,687     $ (12,900)    3(a)
                                      ----------   -----------   ------------               ----------   -----------
Cost of operations..................   1,023,045      182,409                                  41,482       (12,200)    3(b)
                                                                                                              5,100     3(c)
Selling, general and
  administrative....................     537,108        2,217      $  3,800      2(a)           4,637          (760)    3(d)
Amortization of goodwill and other
  intangible assets.................       5,123                      4,900      2(b)             247
Depreciation of property and
  equipment.........................      34,150                                                  147
Interest expense, net of interest
  income............................     181,571        5,064        12,800      2(c)          11,120        12,200     3(e)
Equity in (income) loss of
  unconsolidated entities...........      20,040                                                              1,593     3(f)
                                      ----------   -----------   ------------               ----------   -----------
                                       1,801,037      189,690        21,500                    57,633         5,933
                                      ----------   -----------   ------------               ----------   -----------
  Income (loss) before provision for
    income taxes, extraordinary item
    and the cumulative effect of a
    change in accounting for income
    taxes...........................     120,569      (26,961)      (21,500)                    9,054       (18,833)
Provision for income taxes
  (benefits)........................      48,124                    (18,900)     2(d)           5,198        (4,600)    3(g)
                                      ----------   -----------   ------------               ----------   -----------
  Income (loss) before extraordinary
    item and the cumulative effect
    of a change in accounting for
    income taxes....................      72,445      (26,961)       (2,600)                    3,856       (14,233)
Extraordinary item..................      10,693
                                      ----------   -----------   ------------               ----------   -----------
  Income before the cumulative
    effect of a change in accounting
    for income taxes................      61,752      (26,961)       (2,600)                    3,856       (14,233)
Cumulative effect of a change in
  accounting for income taxes.......     306,000
                                      ----------   -----------   ------------               ----------   -----------
        Net income (loss)...........  $ (244,248)   $ (26,961)     $ (2,600)                 $  3,856     $ (14,233)
                                      ----------   -----------   ------------               ----------   -----------
                                      ----------   -----------   ------------               ----------   -----------
Earnings per common share and common
  stock equivalent..................  $    (0.92)
                                      ----------
                                      ----------
Weighted average number of common
  shares outstanding, including
  conversion of common stock
  equivalents
  Class A Common Stock..............      68,330
  Class B Common Stock..............     196,113
Fully diluted weighted average
  number of outstanding common
  shares............................

                                                                                             PRO FORMA
                                                                   NEW LINE                   FOR THE
                                       PRO FORMA                    MERGER                     MERGER
                                        FOR THE       NEW LINE     PRO FORMA      NOTE        AND THE
                                      ACQUISITIONS   HISTORICAL   ADJUSTMENTS   REFERENCE   ACQUISITIONS
                                      ------------   ----------   -----------   ---------   ------------
Revenue.............................   $2,138,122     $ 306,335                              $2,444,457
                                      ------------   ----------   -----------               ------------
Cost of operations..................    1,239,836       258,591     $ 2,500      4(a)         1,500,927

Selling, general and
  administrative....................      547,002        29,507       1,400      4(b)           577,909
Amortization of goodwill and other
  intangible assets.................       10,270                     6,600      4(a)            16,870
Depreciation of property and
  equipment.........................       34,297         3,819                                  38,116
Interest expense, net of interest
  income............................      222,755         3,071        (800)     4(c)           225,026
Equity in (income) loss of
  unconsolidated entities...........       21,633        (3,896)                                 17,737
                                      ------------   ----------   -----------               ------------
                                        2,075,793       291,092       9,700                   2,376,585
                                      ------------   ----------   -----------               ------------
  Income (loss) before provision for
    income taxes, extraordinary item
    and the cumulative effect of a
    change in accounting for income
    taxes...........................       62,329        15,243      (9,700)                     67,872
Provision for income taxes
  (benefits)........................       29,822         4,718      (2,300)     4(d)            32,240
                                      ------------   ----------   -----------               ------------
  Income (loss) before extraordinary
    item and the cumulative effect
    of a change in accounting for
    income taxes....................       32,507        10,525      (7,400)                     35,632
Extraordinary item..................       10,693                                                10,693
                                      ------------   ----------   -----------               ------------
  Income before the cumulative
    effect of a change in accounting
    for income taxes................       21,814        10,525      (7,400)                     24,939
Cumulative effect of a change in
  accounting for income taxes.......      306,000                                               306,000
                                      ------------   ----------   -----------               ------------
        Net income (loss)...........   $ (284,186)    $  10,525     $(7,400)                 $ (281,061)
                                      ------------   ----------   -----------               ------------
                                      ------------   ----------   -----------               ------------
Earnings per common share and common
  stock equivalent..................   $    (1.07)    $    0.58                              $    (0.98)
                                      ------------   ----------                             ------------
                                      ------------   ----------                             ------------
Weighted average number of common
  shares outstanding, including
  conversion of common stock
  equivalents
  Class A Common Stock..............       68,330                                                68,330
  Class B Common Stock..............      196,113                    21,312                     217,425
Fully diluted weighted average
  number of outstanding common
  shares............................                     18,109     (18,109)

See accompanying Notes to Unaudited Pro Forma Financial Information.

                        TURNER BROADCASTING SYSTEM, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1992
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                              HB HOLDING
                                                                        CASTLE ROCK                               CO.
                                                              CASTLE    ACQUISITION               HB HOLDING  ACQUISITION
                                                   TBS         ROCK      PRO FORMA      NOTE         CO.       PRO FORMA     NOTE
                                                HISTORICAL  HISTORICAL  ADJUSTMENTS   REFERENCE   HISTORICAL  ADJUSTMENTS  REFERENCE
                                                ----------  ----------  ------------  ---------   ----------  -----------  ---------
Revenue........................................ $1,769,892   $ 126,268                             $ 63,541    $ (23,600)      3(a)
                                                ----------  ----------  ------------              ----------  -----------
Cost of operations.............................    984,630     135,548                               32,284       (9,721)      3(b)
                                                                                                                   5,600       3(c)
Selling, general and administrative............    442,270       3,339    $  4,000        2(a)        2,546         (600)      3(d)
Amortization of goodwill and other intangible
  assets.......................................      3,743                   4,400        2(b)
Depreciation of property and equipment.........     29,843                                              325
Interest expense, net of interest income.......    189,637       3,109      12,200        2(c)       12,170       12,900       3(e)
Equity in (income) loss of unconsolidated
  entities.....................................      4,024                                                        (3,878)      3(f)
Estimated loss on termination of the Checkout
  Channel......................................     16,000
                                                ----------  ----------  ------------              ----------  -----------
                                                 1,670,147     141,996      20,600                   47,325        4,301
                                                ----------  ----------  ------------              ----------  -----------
  Income (loss) before gain on issuance of
    stock, provision for income taxes and
    extraordinary item.........................     99,745     (15,728)    (20,600)                  16,216      (27,901)
Gain on issuance of stock by affiliated
  company......................................
                                                ----------  ----------  ------------              ----------  -----------
  Income (loss) before provision for income
    taxes and extraordinary item...............     99,745     (15,728)    (20,600)                  16,216      (27,901)
Provision for income taxes (benefits)..........     65,684                 (14,500)       2(d)       13,371       (9,400)      3(g)
                                                ----------  ----------  ------------              ----------  -----------
  Income (loss) before extraordinary item...... $   34,061   $ (15,728)   $ (6,100)                $  2,845    $ (18,501)
                                                ----------  ----------  ------------              ----------  -----------
                                                ----------  ----------  ------------              ----------  -----------
Earnings per common share and common stock
  equivalent before extraordinary item......... $     0.13
                                                ----------
                                                ----------
Weighted average number of common shares
  outstanding, including conversion of common
  stock equivalents
  Class A Common Stock.........................     68,330
  Class B Common Stock.........................    187,143
Fully diluted weighted average number of shares
  of outstanding common shares.................

                                                                                                     PRO FORMA
                                                                             NEW LINE                 FOR THE
                                                  PRO FORMA                   MERGER                   MERGER
                                                   FOR THE       NEW LINE    PRO FORMA     NOTE       AND THE
                                                 ACQUISITIONS   HISTORICAL  ADJUSTMENTS  REFERENCE  ACQUISITIONS
                                                 ------------   ----------  -----------  ---------  ------------
Revenue........................................   $1,936,101     $ 227,002                           $2,163,103
                                                 ------------   ----------  -----------             ------------
Cost of operations.............................    1,148,341       194,653   $   2,500       4(a)     1,345,494

Selling, general and administrative............      451,555        23,636       2,000       4(b)       477,191
Amortization of goodwill and other intangible
  assets.......................................        8,143                     6,700       4(a)        14,843
Depreciation of property and equipment.........       30,168         2,809                               32,977
Interest expense, net of interest income.......      230,016         3,685      (1,000)      4(c)       232,701
Equity in (income) loss of unconsolidated
  entities.....................................          146        (2,355)                              (2,209)
Estimated loss on termination of the Checkout
  Channel......................................       16,000                                             16,000
                                                 ------------   ----------  -----------             ------------
                                                   1,884,369       222,428      10,200                2,116,997
                                                 ------------   ----------  -----------             ------------
  Income (loss) before gain on issuance of
    stock, provision for income taxes and
    extraordinary item.........................       51,732         4,574     (10,200)                  46,106
Gain on issuance of stock by affiliated
  company......................................                      4,335                                4,335
                                                 ------------   ----------  -----------             ------------
  Income (loss) before provision for income
    taxes and extraordinary item...............       51,732         8,909     (10,200)                  50,441
Provision for income taxes (benefits)..........       55,155         2,490         900       4(d)        58,545
                                                 ------------   ----------  -----------             ------------
  Income (loss) before extraordinary item......   $   (3,423)    $   6,419   $ (11,100)              $   (8,104)
                                                 ------------   ----------  -----------             ------------
                                                 ------------   ----------  -----------             ------------
Earnings per common share and common stock
  equivalent before extraordinary item.........   $    (0.01)    $    0.45                           $    (0.03)
                                                 ------------   ----------                          ------------
                                                 ------------   ----------                          ------------
Weighted average number of common shares
  outstanding, including conversion of common
  stock equivalents
  Class A Common Stock.........................       68,330                                             68,330
  Class B Common Stock.........................      187,143                    21,233                  208,376
Fully diluted weighted average number of shares
  of outstanding common shares.................                     14,327     (14,327)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

NOTE 1. (A) THE PURCHASE PRICE OF THE MERGER IS CALCULATED AS FOLLOWS:

     Maximum shares of TBS Class B Common Stock assumed issued...............     21,312
     Valuation per share of TBS Class B Common Stock (See "Comparative Per
       Share Prices and Dividends.").........................................   $  20.75
                                                                                --------
                                                                                 442,224
     Advisory fees, legal fees, accounting fees and other direct acquisition
       costs.................................................................     14,000
                                                                                --------
     Total purchase price....................................................   $456,224
                                                                                --------
                                                                                --------

     TBS currently intends to redeem the New Line Debentures as soon as possible under the terms thereof after closing the Merger. The New Line Debentures are redeemable at the earlier of (i) November 15, 1994 or (ii) such point in time that the average price of the common stock into which the New Line Debentures are convertible exceeds 150% of the conversion price for a defined period.

     The excess of the total purchase price over the net assets acquired consists of:

     Total purchase price....................................................   $456,224
     Less: net assets acquired of $124,931 plus $29,125 for the assumed conversion of all of the outstanding New Line Debentures (as of
           December 31, 1993)................................................    154,056
     Less: amount received upon exercise of New Line stock options and
           warrants..........................................................     39,000
     Add: deferred taxes arising from the difference between the tax basis and the fair market value of assets acquired, computed as 40% of
          identifiable intangible assets.....................................     73,353
                                                                                --------
     Total adjustment to assets..............................................   $336,521
                                                                                --------
                                                                                --------

     The excess purchase price over net assets acquired in connection with the Merger has been allocated in the Unaudited Pro Forma Condensed Combined Balance Sheet as follows:

     Film costs..............................................................   $ 50,000
     Investment in RHI.......................................................     25,000
     Goodwill and other intangible assets....................................    261,521
                                                                                --------
                                                                                $336,521
                                                                                --------
                                                                                --------

     New Line currently owns approximately 37% of RHI. TBS management has considered a number of alternatives regarding New Line's investment in RHI following the Merger but has not yet made any decision with respect thereto. Such alternatives include the possible disposition of further acquisition of shares of RHI. Valuation included herein is based on the 52-week average of RHI stock price, multiplied by the number of shares owned, less book value.

(b) To reclassify New Line's unclassified balance sheet to provide for current and long-term assets and liabilities.

(c) Assumes TBS incurs new debt to retire the current New Line credit facility of $126,800. All of the outstanding New Line Debentures are assumed to be converted into shares of TBS Class B Common Stock.

(d) To eliminate historical equity and affect retained earnings for the above adjustments.

NOTE 2. CASTLE ROCK ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(a) To record additional salary expense for new employment agreements with Castle Rock management as if the agreements were in effect during the periods presented.

(b) To record amortization of adjustments to goodwill and other intangible assets acquired in connection with the Castle Rock acquisition using an estimated life of 20 years.

(c) To record interest expense related to incremental indebtedness incurred to finance the purchase price for the Castle Rock acquisition and to record the effect of refinancing Castle Rock's existing long-term debt.

(d) To adjust the provision for income taxes to reflect the tax impact assuming the Castle Rock acquisition occurred at the beginning of the periods presented.

NOTE 3. HB HOLDING CO. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(a) To eliminate intercompany revenue associated with the license of film rights between TBS and HB Holding Co.

(b)  To eliminate the distribution fee payable to TBS by HB Holding Co.

(c) To record amortization of adjustments to assets using an estimated life of 20 years.

(d)  To eliminate TBS service fees charged to HB Holding Co.

(e) To record interest expense related to the incremental indebtedness incurred to finance the cash purchase price of HB Holding Co. and to record (i) the effect of refinancing HB Holding Co.'s existing indebtedness and (ii) the continuing effect of interest rate swap agreements entered into by HB Holding Co.

     For purposes of the pro forma calculations, TBS has assumed that the existing interest rate swap agreements of HB Holding Co. will remain in place. HB Holding Co. entered into such interest rate swap agreements with a total notional principal amount of $130,000 in January 1992 to mitigate against possible rising interest rates. Each contract expires in January 1995. For purposes of the pro forma presentation, TBS has included the effect of the differential between the interest rates under such swap agreements and TBS's incremental borrowing rate under its credit facility. The differential to be paid on the interest rate swaps was estimated to be approximately $2,200 and was included in the pro forma adjustments as interest expense.

(f)  To eliminate TBS's equity in (income) loss of HB Holding Co.

(g) To adjust the provision for income taxes to reflect the tax impact assuming the acquisition occurred at the beginning of the periods presented.

NOTE 4. NEW LINE ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(a) To record amortization of adjustments to assets made in connection with the Merger using estimated lives of 20 to 40 years.

(b) To record additional salary expense for the New Employment Agreements as if the agreements were in effect during the periods presented.

(c) To eliminate interest expense related to New Line Debentures assumed to be converted.

(d) To adjust the provision for income taxes to reflect the tax impact assuming the Merger occurred at the beginning of the periods presented.